                                GROWTH PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                                                                    NMAAR1091298

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          AMT Growth Portfolio
   PORTFOLIO    CO-MANAGERS    JENNIFER    SILVER   AND    BROOKE    COBB   LOVE
SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY COMPUTER SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEATEN THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES, AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST-GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.
   As was the case for virtually all equity funds, the AMT Growth Portfolio experienced a roller coaster ride in 1998. At mid-year, the portfolio had a gain in the mid-teens. At its September low, it had given back all its gains and then some. After a breathtaking fourth quarter rally, the portfolio recaptured all lost ground and closed the year near its highs. After all was said and done, portfolio performance was competitive with its Russell Midcap Growth Index* benchmark.
   Considering, in our view, that mid-cap companies were more reasonably valued and less vulnerable to earnings dislocation resulting from Asian economic weakness, we would have anticipated mid-cap growth stocks to have materially outperformed large-cap stocks in the sharp third quarter stock market decline. However, the credit crunch resulting from the collapse of the Russian ruble and the failure of hedge fund Long Term Capital Management sent investors rushing to the exits in fear that smaller companies would not be able to get the financing required to sustain growth. When three Federal Reserve interest rate cuts injected much needed liquidity into the financial system, mid-cap stocks rebounded strongly.
   We believed the companies in our portfolio could continue to finance growth even in tight capital and credit markets. The portfolio's strong third quarter earnings gains, (on average up more than 40%) validated this thesis. Looking ahead, we believe that as long as financial liquidity is not currently a pressing issue and our portfolio holdings are priced quite reasonably in our view relative to favorable earnings growth prospects we expect shareholders to enjoy a smoother ride.
   1998's biggest portfolio winners include technology holdings Network Associates and Citrix Systems, healthcare investments Watson Pharmaceuticals and Biogen, and value oriented retailers Staples and TJX. We also got a boost from relatively small positions in well known Internet stocks Amazon.com and Yahoo!, and lesser known "net" names Network Appliance and Veritas Software, all of which we added to the portfolio in the fourth quarter. This was not a "if you can't beat them, join them" strategy on our part. We recognize that some Internet stocks are grossly overvalued relative to even the rosiest growth projections. However, we believe high valuations for our Internet holdings are justified in view of their commanding positions in this explosive growth industry. We note that in the third quarter, Amazon.com posted sales of $153.7 million, 30% higher than consensus estimates. As we write, Yahoo! has just reported much better than expected earnings. We will continue to tread carefully in this area, sticking to companies with the realistic potential to meet or exceed high growth expectations. Additionally, portfolio performance benefited from underweighting in commodity oriented groups like basic materials and energy, and in the non-technology capital goods sector.

   Our biggest "mistakes" -- we will always make a few -- were stocks that reported disappointing earnings -- one due to weakening industry fundamentals (General Nutrition) and another because of the failure to get regulatory approval for new products (Dura Pharmaceuticals).
   In 1998, mid-cap growth stocks continued to lag their large cap counterparts. Will this change in the year ahead? We can't be sure. We are encouraged by the fact that mid-cap stocks bounced higher off their third quarter lows. We note that we are seeing more deals with big companies swallowing smaller companies in their industries. This year, the portfolio held two companies that were taken over (Sun America was bought by AIG and Sofamor Danek was acquired by Medtronic). In early January, 1999 Lucent Technologies announced it was buying Ascend Communications, another of our holdings. We are also seeing more share repurchase programs being announced in the mid-cap sector. Valuations are still low on an absolute basis and relative to large cap growth stocks. On average, our portfolio holdings are trading at about 33 times 1999 earnings estimates compared to the S&P 500's* P/E of approximately 24 times 1999 earnings forecasts. We see this as a modest premium considering our portfolio holdings at December 31, 1998 have an average estimated 5-year annualized earnings growth rate of around 28% compared to 16% for the S&P 500.**
   In closing, we are pleased with the portfolio's 1998 gains in what was a truly challenging market. Portfolio characteristics are consistent with our investment thesis that above average earnings growth and earnings momentum coupled with reasonable valuations relative to earnings growth rates will reward investors.

Sincerely,

/s/ Jennifer Silver                       /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

 *The   S&P  500  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. The Russell Midcap-TM- Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc-Registered Trademark-. and include reinvestment of dividends and capital gain distributions. The Series invests in many securities not included in these above-described indices.

**Based on consensus earnings estimates from First Call, an independent research firm that compiles and distributes Wall Street earnings estimates. There can be no assurance that earnings growth rate estimates will be realized.

  The composition, industries and holdings of the Portfolio are subject to change. The Portfolio is invested in a wide array of securities and no single holding makes up more than a small fraction of its total assets.

  Past performance is no guarantee of future results and shares when redeemed may be worth more or less than their original cost.

  The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Growth Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                       S&P          RUSSELL MIDCAP
                                GROWTH PORTFOLIO       500           GROWTH INDEX
1988                                   $10,000.00    $10,000.00            $10,000.00
1989                                   $12,947.00    $13,159.00            $13,148.00
1990                                   $11,887.00    $12,749.00            $12,474.00
1991                                   $15,421.00    $16,617.00            $18,340.00
1992                                   $16,892.00    $17,881.00            $19,938.00
1993                                   $18,039.00    $19,675.00            $22,169.00
1994                                   $17,140.00    $19,942.00            $21,690.00
1995                                   $22,578.00    $27,409.00            $29,059.00
1996                                   $24,641.00    $33,686.00            $34,138.00
1997                                   $31,789.00    $44,909.00            $41,834.00
1998                                   $36,724.00    $57,717.00            $49,307.00
Average Annual Total Return(1)
                                           Growth                  Russell Midcap-TM-
                                        Portfolio   S&P 500 (2)       Growth Index(2)
1 Year                                     15.53%        28.52%                17.86%
5 Year                                     15.28%        24.02%                17.34%
10 Year                                    13.89%        19.16%                17.30%
Life of Fund                               14.06%        18.60%                   N/A

   Neuberger Berman Advisers Management Trust Growth Portfolio-SM- (the "Fund") commenced operations on 9/10/84.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P 500 Index is an unmanaged index generally considered to be representative of overall stock market activity. The Russell Midcap-TM- Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap-TM- Index measures the performance of those 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management
Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Series invests in many securities not included in the above-described indices.

Performance data are historical and include changes in share price and reinvestment of dividends and capital gain distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                     December 31,
                                                         1998
                                                    --------------
ASSETS
      Investment in Series, at value (Note A)       $ 610,791,022
      Receivable for Trust shares sold                  5,918,138
                                                    --------------
                                                      616,709,160
                                                    --------------
LIABILITIES
      Payable to administrator (Note B)                   142,946
      Payable for Trust shares redeemed                   119,584
      Accrued expenses                                     75,072
                                                    --------------
                                                          337,602
                                                    --------------
NET ASSETS at value                                 $ 616,371,558
                                                    --------------

NET ASSETS consist of:
      Par value                                     $      23,445
      Paid-in capital in excess of par value          447,851,312
      Accumulated net realized gains on investment     29,061,958
      Net unrealized appreciation in value of
       investment                                     139,434,843
                                                    --------------
NET ASSETS at value                                 $ 616,371,558
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                     23,444,517
                                                    --------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $26.29
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                      For the
                                                     Year Ended
                                                    December 31,
                                                        1998
                                                    ------------
INVESTMENT INCOME
    Investment income from Series (Note A)          $ 2,857,814
                                                    ------------
    Expenses:
      Administration fee (Note B)                     1,712,439
      Shareholder reports                               134,016
      Legal fees                                         23,723
      Trustees' fees and expenses                        22,429
      Custodian fees                                     10,000
      Auditing fees                                       8,267
      Registration and filing fees                          162
      Miscellaneous                                       3,167
      Expenses from Series (Notes A & B)              3,313,545
                                                    ------------
        Total expenses                                5,227,748
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                       (2,175)
                                                    ------------
        Total net expenses                            5,225,573
                                                    ------------
        Net investment loss                          (2,367,759)
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
  SERIES (NOTE A)
    Net realized gain on investment securities       30,290,239
    Change in net unrealized appreciation of
     investment securities                           55,577,359
                                                    ------------
        Net gain on investments from Series (Note
        A)                                           85,867,598
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $83,499,839
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio

                                                   Year Ended
                                                  December 31,
                                              1998            1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $  (2,367,759)  $    (725,533)
    Net realized gain on investments
     from Series (Note A)                    30,290,239     153,191,649
    Change in net unrealized
     appreciation of investments from
     Series (Note A)                         55,577,359       3,903,917
                                          -----------------------------
    Net increase in net assets resulting
     from operations                         83,499,839     156,370,033
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments       (153,330,889)    (49,277,630)
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold               232,626,396     223,605,310
    Proceeds from reinvestment of
     distributions                          153,330,889      49,277,630
    Payments for shares redeemed           (283,467,035)   (362,613,832)
                                          -----------------------------
    Net increase (decrease) from Trust
     share transactions                     102,490,250     (89,730,892)
                                          -----------------------------
NET INCREASE IN NET ASSETS                   32,659,200      17,361,511
NET ASSETS:
    Beginning of year                       583,712,358     566,350,847
                                          -----------------------------
    End of year                           $ 616,371,558   $ 583,712,358
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                      9,385,509       7,977,685
    Issued on reinvestment of
     distributions                            6,341,228       1,931,696
    Redeemed                                (11,392,915)    (12,770,875)
                                          -----------------------------
    Net increase (decrease) in shares
     outstanding                              4,333,822      (2,861,494)
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of seven separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Growth Investments (the "Series"), a series of Advisers Managers Trust having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued as indicated in the notes following the Series' Schedule of Investments.
3) FEDERAL INCOME TAXES: The Funds are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Growth Portfolio

6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has voluntarily undertaken to limit the Fund's expenses by reimbursing the Fund for its operating expenses plus its pro rata share of its Series' operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets. This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Fund. For the year ended December 31, 1998, no reimbursement to the Fund was required.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan has agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $335 and $1,840.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended December 31, 1998, additions and reductions in the Fund's investment in its Series amounted to $197,047,525 and $258,097,221, respectively.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Growth Portfolio
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(1)

                                                            Year Ended December 31,
                                            1998(2)     1997(2)     1996(2)     1995(2)      1994
                                            -------------------------------------------------------
Net Asset Value, Beginning of Year          $30.54      $25.78      $25.86      $20.31      $ 24.28
                                            -------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)              (.10)       (.03)       (.07)        .01          .07
    Net Gains or Losses on Securities
 (both realized and unrealized)               4.12        7.06        2.34        6.26        (1.11)
                                            -------------------------------------------------------
      Total From Investment Operations        4.02        7.03        2.27        6.27        (1.04)
                                            -------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    --          --        (.01)       (.05)        (.12)
    Distributions (from net capital
 gains)                                      (8.27)      (2.27)      (2.34)       (.67)       (2.81)
                                            -------------------------------------------------------
      Total Distributions                    (8.27)      (2.27)      (2.35)       (.72)       (2.93)
                                            -------------------------------------------------------
Net Asset Value, End of Year                $26.29      $30.54      $25.78      $25.86      $ 20.31
                                            -------------------------------------------------------
Total Return(3)                             +15.53%     +29.01%      +9.14%     +31.73%      -4.99%
                                            -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
 millions)                                  $616.4      $583.7      $566.4      $537.8      $ 369.3
                                            -------------------------------------------------------
    Ratio of Gross Expenses to Average
 Net Assets(4)                                 .92%        .90%        .92%        .90%          --
                                            -------------------------------------------------------
    Ratio of Net Expenses to Average Net
 Assets                                        .92%        .90%        .92%        .90%         .84%
                                            -------------------------------------------------------
    Ratio of Net Investment Income
 (Loss) to Average Net Assets                 (.41%)      (.11%)      (.30%)       .04%         .26%
                                            -------------------------------------------------------
    Portfolio Turnover Rate(5)                  --          --          --           9%          46%
                                            -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Growth Portfolio
1) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
2) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
4) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
5) The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series, and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for periods ending after April 28, 1995, are included in the Financial Highlights of AMT Growth Investments, which appear elsewhere in this report.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Growth Portfolio

   We have audited the accompanying statement of assets and liabilities of Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 29, 1999

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------
          AMT Growth Investments

  Number                                        Market
 of Shares                                     Value(1)
-----------                                  ------------
             COMMON STOCKS (95.0%)
BUSINESS SERVICES (8.1%)
    335,700  Avis Rent A Car                 $  8,119,744(2)
    269,600  Cambridge Technology Partners      5,964,900(2)
     78,300  International Network Services     5,206,950(2)
    361,600  Modis Professional Services        5,243,200(2)
     67,550  Robert Half International          3,018,641(2)
    343,800  Saville Systems ADR                6,532,200(2)
    146,500  Sterling Commerce                  6,592,500(2)
    168,500  Valassis Communications            8,698,812(2)
                                             ------------
                                               49,376,947
                                             ------------
CAPITAL GOODS (6.1%)
    300,500  Herman Miller                      8,075,937
    100,500  HON INDUSTRIES                     2,405,719
    547,200  Republic Services                 10,089,000(2)
    193,200  Sanmina Corp.                     12,075,000(2)
     79,000  SCI Systems                        4,562,250(2)
                                             ------------
                                               37,207,906
                                             ------------
COMMUNICATIONS (6.2%)
    195,200  American Tower                     5,770,600(2)
    247,300  ICG Communications                 5,316,950(2)
    107,700  Infoseek Corp.                     5,317,688(2)
    198,000  Intermedia Communications          3,415,500(2)
    294,600  RSL Communications                 8,690,700(2)
     93,800  Uniphase Corp.                     6,507,375(2)
     13,100  Yahoo! Inc.                        3,103,881(2)
                                             ------------
                                               38,122,694
                                             ------------
CONSUMER CYCLICALS (19.8%)
    118,400  Abercrombie & Fitch                8,376,800(2)
     21,900  Amazon.com                         7,035,375(2)
    131,000  Costco Cos.                        9,456,562(2)
    136,600  Dollar Tree Stores                 5,967,713(2)
    261,600  Furniture Brands International     7,128,600(2)

  Number                                        Market
 of Shares                                     Value(1)
-----------                                  ------------
    211,300  Hayes Lemmerz International     $  6,378,619(2)
    238,800  Lennar Corp.                       6,029,700
    259,200  Linens 'n Things                  10,270,800(2)
    174,500  Office Depot                       6,445,594(2)
    298,175  Outdoor Systems                    8,945,250(2)
    284,300  Staples, Inc.                     12,420,356(2)
    285,450  Sylvan Learning Systems            8,706,225(2)
    438,200  TJX Cos.                          12,707,800
    279,200  Tower Automotive                   6,962,550(2)
    134,700  Travel Services International      4,108,350(2)
                                             ------------
                                              120,940,294
                                             ------------
CONSUMER STAPLES (9.9%)
    126,900  American Italian Pasta             3,346,988(2)
    188,200  Brinker International              5,434,275(2)
    294,000  Capstar Broadcasting               6,725,250(2)
     98,050  Cardinal Health                    7,439,544
    263,600  Chancellor Media                  12,619,850(2)
    306,680  CKE Restaurants                    9,027,892
     71,500  Estee Lauder                       6,113,250
    192,300  Suiza Foods                        9,795,281(2)
                                             ------------
                                               60,502,330
                                             ------------
FINANCIAL SERVICES (8.8%)
    111,600  Donaldson, Lufkin & Jenrette       4,575,600
     80,300  EXEL Ltd.                          6,022,500
    178,500  Finova Group                       9,627,844
     44,000  Firstar Corp.                      4,103,000
    237,800  GreenPoint Financial               8,352,725
     97,300  Nationwide Financial Services      5,029,194
    204,900  North Fork Bancorp.                4,904,794
     97,600  State Street                       6,789,300
     71,300  UNUM Corp.                         4,162,137
                                             ------------
                                               53,567,094
                                             ------------

Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------

          AMT Growth Investments

  Number                                        Market
 of Shares                                     Value(1)
-----------                                  ------------
HEALTH CARE (13.4%)
    302,100  Alternative Living Services     $ 10,346,925(2)
    112,800  Biogen, Inc.                       9,362,400(2)
    161,200  C. R. Bard                         7,979,400
    151,800  Elan Corp. ADR                    10,559,587(2)
    304,300  Omnicare, Inc.                    10,574,425
    118,000  Quintiles Transnational            6,298,250(2)
    323,400  Safeskin Corp.                     7,802,025(2)
    242,900  STERIS Corp.                       6,907,469(2)
     61,300  Sunrise Assisted Living            3,179,938(2)
    142,000  Watson Pharmaceuticals             8,928,250(2)
                                             ------------
                                               81,938,669
                                             ------------
TECHNOLOGY (20.0%)
    132,300  Altera Corp.                       8,053,762(2)
    191,300  Ascend Communications             12,577,975(2)
    161,200  BMC Software                       7,183,475(2)
    189,700  Cadence Design Systems             5,643,575(2)
    148,600  Citrix Systems                    14,423,487(2)
    191,700  Compuware Corp.                   14,976,562(2)
     96,600  Intuit Inc.                        7,003,500(2)
    309,400  J.D. Edwards                       8,779,225(2)
    151,000  Level One Communications           5,360,500(2)
     95,900  Micron Technology                  4,848,944(2)
    192,800  Network Appliance                  8,676,000(2)
    191,000  Network Associates                12,653,750(2)
     86,500  PMC-Sierra                         5,460,313(2)
    107,200  VERITAS Software                   6,425,300(2)
                                             ------------
                                              122,066,368
                                             ------------
TRANSPORTATION (1.0%)
    127,200  Kansas City Southern
             Industries                         6,256,650
                                             ------------
  Number                                        Market
 of Shares                                     Value(1)
-----------                                  ------------
UTILITIES (1.7%)
    213,000  AES Corp.                       $ 10,090,875(2)
                                             ------------
             TOTAL COMMON STOCKS (COST
             $440,635,116)                    580,069,827
                                             ------------

 Principal
  Amount
-----------
             U.S. TREASURY SECURITIES
             (1.9%)
$12,000,000  U.S. Treasury Bills, 4.35%,
             due 4/1/99 (COST $11,869,500)     11,869,632
                                             ------------
             REPURCHASE AGREEMENTS (3.4%)
 20,530,000  State Street Bank and Trust
             Co. Repurchase Agreement,
             4.50%, due 1/4/99, dated
             12/31/98, Maturity Value
             $20,540,265, Collateralized by
             $14,940,000 U.S. Treasury
             Bonds, 8.50%, due 2/15/20
             (Collateral Value $21,151,768)
             (COST $20,530,000)                20,530,000(3)
                                             ------------
             SHORT-TERM INVESTMENTS (19.9%)
121,861,374  N&B Securities Lending Quality
             Fund, LLC (COST $121,861,374)    121,861,374(3)
                                             ------------
             TOTAL INVESTMENTS (120.2%)
             (COST $594,895,990)              734,330,833(4)
             Liabilities, less cash,
             receivables and other assets
             [(20.2%)]                       (123,539,810)
                                             ------------
             TOTAL NET ASSETS (100.0%)       $610,791,023
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Growth Investments
1) Investment securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Series values all other securities by a method the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At December 31, 1998, the cost of investments for Federal income tax purposes was $596,099,636. Gross unrealized appreciation of investments was $165,332,574 and gross unrealized depreciation of investments was $27,101,377, resulting in net unrealized appreciation of $138,231,197, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                     December 31,
                                                         1998
                                                    --------------
ASSETS
      Investments in securities, at market value*
       (Note A) -- see Schedule of Investments      $ 734,330,833
      Cash                                                  2,778
      Receivable for securities sold                    2,703,673
      Dividends and interest receivable                 1,279,091
      Prepaid expenses and other assets                    56,363
      Deferred organization costs (Note A)                 25,635
                                                    --------------
                                                      738,398,373
                                                    --------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                       121,861,374
      Payable for securities purchased                  4,289,674
      Accrued expenses                                  1,202,078
      Payable to investment manager (Note B)              254,224
                                                    --------------
                                                      127,607,350
                                                    --------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $ 610,791,023
                                                    --------------

NET ASSETS consist of:
      Paid-in capital                               $ 471,356,180
      Net unrealized appreciation in value of
       investment securities                          139,434,843
                                                    --------------
NET ASSETS                                          $ 610,791,023
                                                    --------------
*Cost of investments                                $ 594,895,990
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                      For the
                                                     Year Ended
                                                    December 31,
                                                        1998
                                                    ------------
INVESTMENT INCOME
    Income:
      Dividend income                               $ 1,207,191
      Interest income                                 1,650,859
      Foreign taxes withheld (Note A)                      (236)
                                                    ------------
        Total income                                  2,857,814
                                                    ------------
    Expenses:
      Investment management fee (Note B)              3,042,282
      Custodian fees (Note B)                           158,384
      Trustees' fees and expenses                        23,601
      Auditing fees                                      23,004
      Amortization of deferred organization and
       initial offering expenses (Note A)                19,327
      Legal fees                                         15,584
      Accounting fees                                    10,000
      Insurance expense                                   9,089
      Miscellaneous                                      12,274
                                                    ------------
        Total expenses                                3,313,545
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                       (2,175)
                                                    ------------
        Total net expenses                            3,311,370
                                                    ------------
        Net investment loss                            (453,556)
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment securities
     sold                                            30,290,239
    Change in net unrealized appreciation of
     investment securities                           55,577,359
                                                    ------------
        Net gain on investments                      85,867,598
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $85,414,042
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                   Year Ended
                                                  December 31,
                                              1998            1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    (453,556)  $   1,338,481
    Net realized gain on investments         30,290,239     153,191,649
    Change in net unrealized
     appreciation of investments             55,577,359       3,903,917
                                          -----------------------------
    Net increase in net assets resulting
     from operations                         85,414,042     158,434,047
                                          -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                               197,047,525     186,375,318
    Reductions                             (258,097,221)   (327,021,324)
                                          -----------------------------
    Net decrease in net assets resulting
     from transactions in investors'
     beneficial interests                   (61,049,696)   (140,646,006)
                                          -----------------------------
NET INCREASE IN NET ASSETS                   24,364,346      17,788,041
NET ASSETS:
    Beginning of year                       586,426,677     568,638,636
                                          -----------------------------
    End of year                           $ 610,791,023   $ 586,426,677
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Growth Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: AMT Growth Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of seven separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
5) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
6) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At December 31, 1998, the unamortized balance of such expenses amounted to $25,635.
7) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
8) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series makes security loans. The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. Prior to June 1, 1998, the Series made securities loans to Neuberger Berman, LLC ("Neuberger"), the Series' principal broker and sub-adviser. These loans were made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Series received cash as collateral against the lent securities, which was maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Series received income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended December 31, 1998, the Series lent securities to Neuberger.

Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Growth Investments
   Effective June 1, 1998, the Series entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Series receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Series invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Series receives a fee, payable monthly, negotiated by the Series and Morgan, based on the number and duration of the lending transactions. At December 31, 1998, the value of the securities loaned and the value of the collateral were $119,471,962 and $121,861,374, respectively.
9) REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with institutions that the Series' investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger Berman Management Incorporated ("Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan, Morgan has agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $335 and $1,840.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 1998, there were purchase and sale transactions (excluding short-term securities) of $455,656,475 and $516,409,172, respectively.
   During the year ended December 31, 1998, brokerage commissions on securities transactions amounted to $906,984, of which Neuberger received $389,675, and other brokers received $517,309.
   In addition, Neuberger's share of the total interest income earned for the year ended December 31, 1998, from the collateralization of securities loaned to or through Neuberger was $140,131.

Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Growth Investments

NOTE D -- COMBINED LINE OF CREDIT:
   Effective June 1, 1998, the Series was a holder of an unsecured $100,000,000 combined line of credit with State Street Bank and Trust Company ($60,000,000 prior to June 1, 1998), to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.07% (0.1% prior to June 1, 1998) per annum of the available line of credit is charged, of which the Series has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that the Series will have access to the entire $100,000,000 at any particular time. The Series had no loans outstanding pursuant to this line of credit at December 31, 1998, nor had the Series utilized this line of credit at anytime prior to that date.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Growth Investments

                                                                                    Period
                                                                                     from
                                                                                    May 1,
                                                                                   1995(1)
                                                                                      to
                                                                                   December
                                                 Year Ended December 31,             31,
                                              1998         1997         1996         1995
                                            -----------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                            .58%         .58%         .59%        .59%(3)
                                            -----------------------------------------------
    Net Expenses                                 .58%         .58%         .59%        .59%(3)
                                            -----------------------------------------------
    Net Investment Income (Loss)                (.08%)        .21%         .04%        .31%(3)
                                            -----------------------------------------------
Portfolio Turnover Rate                           83%         113%          57%         35%
                                            -----------------------------------------------
Net Assets, End of Year (in millions)         $610.8       $586.4       $568.6      $600.8
                                            -----------------------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Advisers Managers Trust and
Owners of Beneficial Interest of AMT Growth Investments

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMT Growth Investments, one of the series constituting the Advisers Managers Trust (the "Trust"), as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMT Growth Investments of Advisers Managers Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 29, 1999